UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 13, 2008
Applied Micro Circuits Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-23193 (Commission File Number)	94-2586591 (I.R.S. Employer Identification No.)
215 Moffett Park Drive, Sunnyvale, California 94089
(Address of principal executive offices)
(408) 542-8600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Applied Micro Circuits Corporation (“the Company”) announced that on March 13, 2008, Ms. Barbara Murphy, Senior Vice-President and General Manager, Storage business, notified the Company of her intent to resign. Ms. Murphy intends to remain with the Company until a suitable replacement candidate is hired and an orderly transition is completed. After the transition is completed, Ms. Murphy will be relocating overseas with her family and will continue to provide key strategic input on a consulting basis.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Micro Circuits Corporation
Date: March 18, 2008	By:	/s/ Cynthia J. Moreland
Cynthia J. Moreland
Vice President and General Counsel